UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2023

BRIACELL THERAPEUTICS CORP.

(Exact name of registrant as specified in its charter)

British Columbia	47-1099599
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Suite 300 - 235 15th Street West Vancouver, BC V7T 2X1	V7T 2X1
(Address of principal executive offices)	(Zip Code)

(604) 921-1810

(Registrant’s telephone number, including area code)

Commission File No. 001-40101

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	BCTX	The Nasdaq Stock Market LLC
Warrants to purchase common shares, no par value	BCTXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 31, 2023, 2023, BriaCell Therapeutics Corp. (the “Company”) amended its articles pursuant to the previously disclosed arrangement agreement (the “Agreement”). Prior to the completion of the Arrangement, the authorized share capital of the Company consisted of an unlimited number of the Company’s common shares (the “BriaCell Shares”), of which 15,981,726 BriaCell Shares were issued and outstanding. Upon completion of the Arrangement, pursuant to the amended notice of articles and articles of the Company, all BriaCell Shares were exchanged for new shares of the Company having identical rights and restrictions as the BriaCell Shares.

Pursuant to the Arrangement, the holders of the new BriaCell Shares (the “BriaCell Shareholders”) are entitled to one (1) vote per BriaCell Share at all meetings of BriaCell Shareholders. BriaCell Shareholders are entitled to receive dividends as and when declared by the board of directors of the Company and to receive a pro rata share of the assets of the Company available for distribution to BriaCell Shareholders in the event of the liquidation, dissolution or winding-up of the Company. All BriaCell Shares rank equally as to all benefits, which might accrue to the BriaCell Shareholders.

The foregoing description is qualified in its entirety by reference to the full text of each of the notice of articles, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and Exhibit 3.2, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

EXHIBIT INDEX

Exhibit	Description
3.1	Notice of Articles filed August 31, 2023
3.2	Notice of Articles filed August 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIACELL THERAPEUTICS CORP.

/s/ William V. Williams
September 7, 2023	William V. Williams President and Chief Executive Officer